SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 4, 2003

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

(704) 386-8486

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

On March 5, 2003, Bank of America Corporation (the “Registrant”) announced it had acquired 24.9% of Santander Central Hispano’s Mexican banking subsidiary, Grupo Financiero Santander Serfin, S.A. for U.S.$1.6 billion in cash. A copy of the press release announcing the Registrant’s investment is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated March 5, 2003 with respect to the Registrant’s investment in Grupo Financiero Santander Serfin

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Marc D. Oken
Marc D. Oken Executive Vice President and Principal Financial Executive

Dated: March 5, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1.	Press Release dated March 5, 2003 with respect to the Registrant’s investment in Grupo Financiero Santander Serfin